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                                                          September 24, 2002
Bear, Stearns & Co. Inc.          BSPBW1-FINAL                   03:12PM EDT
jpatel                             Sensitivity                   Page 1 of 1

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           Settle Date: 10/3/2002 US Treasury Curve Date: 9/24/2002
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                               Tranche: A2 (AAA)
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                          Composite                      PREPAY
                          Composite                      YC_USA
                                                          CALL
                                                          LOSS
              Price       Composite              COMPOSITE_SCENARIO_FLAG
                            9.631                      Avg. Life
                         12/11/2011                 Prin. Start Date
                          8/11/2012                  Prin. End Date
                             9                      Prin. Window Len
       ---------------------------------------------------------------
                          4.680          Yield
                          113            AL Spread
           100.529790
                          7.595          Duration
                          46.000         Swap Spread
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This information should be considered only after reading Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.